UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

URSB Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-290213	39-4348578
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11-15 Cooke Avenue, Carteret, New Jersey		07008
(Address of Principal Executive Offices)		(Zip Code)

(732) 541-5445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 9, 2026, URSB Bancorp, Inc. (the “Company”), United Roosevelt Savings Bank, United Roosevelt, MHC (the “MHC”), United Roosevelt Bancorp and Janney Montgomery Scott LLC (“Janney”) entered into an Agency Agreement, pursuant to which Janney will assist the Company, on a best efforts basis, in marketing the Company’s common stock during the Company’s stock offering in connection with the MHC’s proposed conversion from the mutual form of organization to the stock form of organization.

For its services in the subscription offering and in any community offering, Janney has received a refundable management fee of $50,000 and will receive a success fee of $375,000 upon the closing of the stock offering. The management fee will be credited against the success fee due at closing. The Company will also reimburse Janney for its expenses up to $25,000 and for the fees and expenses of its legal counsel up to $125,000 (which may be increased to up to $50,000 and $150,000, respectively, if unusual circumstances arise or a delay or resolicitation occurs, including a delay in the stock offering that would require an update to the financial information included in this prospectus). In no event shall the out-of-pocket expenses of Janney, including the fees and expenses of its legal counsel, exceed $200,000.

In addition, Janney will receive a fee of $50,000, $5,000 of which has been paid, for its conversion agent and data processing services (which may be increased to up to $60,000 if there are material changes in regulations or the plan of conversion, or there are delays requiring duplicate or replacement processing due to changes in key record dates).

If the Company conducts a syndicated community offering, the Company will pay a fee of 6.0% of the aggregate purchase price of the shares of common stock of the Company sold in any syndicated community offering by Janney or by any other participating broker-dealer.

The shares of common stock of the Company are being offered for sale pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-290213), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated January 9, 2026.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated January 9, 2026
104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSB BANCORP, INC.

Date: January 12, 2026	By:	/s/ Kenneth R. Totten
Kenneth R. Totten
Chairman, President and Chief Executive Officer
and Chief Financial Officer